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                                                                  Exhibit 23.2


                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69049) of GenRad, Inc. of our report dated June 8, 2001 relating to the financial statements of the GenRad Choice Investment Plan, which appears in this Form 10-K/A.




/s/ PRICEWATERHOUSECOOPERS

Boston, Massachusetts
June 25, 2001